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                                                                     EXHIBIT 7.8

                            AGREEMENT OF JOINT FILING

         Cooper River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the amendment to the Statement on
Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to this Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  January 29, 1999


                                                 COOPER RIVER PROPERTIES, L.L.C.

                                                 By:   AIMCO Properties, L.P.,
                                                       its managing member

                                                 By:   AIMCO-GP, Inc.,
                                                       its General Partner


                                                 By:   /s/PATRICK J. FOYE
                                                       -------------------------
                                                       Patrick J. Foye
                                                       Executive Vice President


                                                  INSIGNIA PROPERTIES, L.P.

                                                  By:   Insignia Properties
                                                        Trust,
                                                        its General Partner


                                                  By:   /s/PATRICK J. FOYE
                                                        ------------------------
                                                        Patrick J. Foye
                                                        Executive Vice President


                                                  INSIGNIA PROPERTIES TRUST


                                                  By:   /s/PATRICK J. FOYE
                                                        ------------------------
                                                        Patrick J. Foye
                                                        Executive Vice President




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                                               AIMCO PROPERTIES, L.P.


                                               By:    AIMCO-GP, Inc.,
                                                      its General Partner


                                               By:    /s/ PATRICK J. FOYE
                                                      --------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                               AIMCO-GP, INC.


                                               By:    /s/ PATRICK J. FOYE
                                                      --------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President


                                               APARTMENT INVESTMENT AND
                                               MANAGEMENT COMPANY


                                               By:    /s/ PATRICK J. FOYE
                                                      --------------------------
                                                      Patrick J. Foye
                                                      Executive Vice President